77O Transactions effected pursuant to Rule 10f-3
Colonial Strategic Income Fund, VS (Fund)

On April 1, 2004, Colonial Strategic Income Fund,VS (Fund) purchased 130,000 par value of common stock notes of Warner Music Group (Securities) for a total purchase price of $130,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On April 8, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 165,000 par value of common stock notes of Superior Essex Communications (Securities) for a total purchase price of $160,446.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On April 14, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 80,000 par value of common stock notes of Ferrellgas Escrow LLC (Securities) for a total purchase price of $79,709.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On April 15, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 160,000 par value of common stock notes of XM Satellite Radio Inc (Securities) for a total purchase price of $160,000.00 from Bear Stearns Securities Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On April 29, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 65,000 par value of common stock notes of Valmont Inds Inc (Securities) for a total purchase price of $65,000.00 from Credit Suisse Frist Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On April 29, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 115,000 par value of common stock notes of Seneca Gaming Corp (Securities) for a total purchase price of $115,000.00 from Merrill Lynch Pierce Fenner & Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On May 20, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 40,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $39,307.60 from Bear Stearns Securities Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On May 26, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 85,000 par value of common stock notes of Navistar Intl Corp New (Securities) for a total purchase price of $84,425.40 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 3, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 110,000 par value of common stock notes of Language Line Inc (Securities) for a total purchase price of $107,175.20 from Merrill Lynch Pierce Fenner & Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 3, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 90,000 par value of common stock notes of Language Line Acquisition Inc (Securities) for a total purchase price of $45,414.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 3, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 110,000 par value of common stock notes of BCP Cayluz HLDGS Luxembourgs (Securities) for a total purchase price of $110,000.00 from Morgan Stanley Co Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 10, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 230,000 par value of bonds of US Unwired Inc 144A (Securities) for a total purchase price of $228,449.80 from Lehman Brothers Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 15, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 360,000 par value of common stock notes of Tenet Healthcare Corp (Securities) for a total purchase price of $351,626.40 from Citigroup Global Markets Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 22, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 70,000 par value of common stock notes of Pride Intl Inc Del (Securities) for a total purchase price of $69,631.80 from Citigroup Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 24, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 35,000 par value of common stock notes of K2 Inc (Securities) for a total purchase price of $35,000.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On July 15, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 90,000 par value of bonds of Stone Container Fin Co CDA II (Securities) for a total purchase price of $90,000.00 from Morgan Stanley Co Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 16, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 60,000 par value of common stock notes of Freescale Semiconductor Inc (Securities) for a total purchase price of $60,000.00 from Goldman Sachs & Co Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On July 22, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 30,000 par value of bonds of REFCO FIN Hldgs LLC (Securities) for a total purchase price of $30,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On July 22, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 140,000 par value of common stock notes of Loews Cineplex Entmt Corp (Securities) for a total purchase price of $140,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On July 27, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 60,000 par value of common stock notes of Host Marriott LP (Securities) for a total purchase price of $59,095.80 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On July 29, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 45,000 par value of common stock notes of Mohegan Tribal Gaming Auth (Securities) for a total purchase price of $45,000.00 from Citigroup Global Markets Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On August 3, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 115,000 par value of common stock notes of Crompton Corp (Securities) for a total purchase price of $115,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On August 5, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 40,000 par value of common stock notes of La Quinta PPTYS Inc (Securities) for a total purchase price of $40,000.00 from Lehman Brothers Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On August 10, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 15,000 par value of bonds of Century Alum Co (Securities) for a total purchase price of $15,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On August 12, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 65,000 par value of common stock notes of Newfield Expl Co (Securities) for a total purchase price of $65,000.00 from Morgan Stanley Co Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On August 12, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 85,000 par value of common stock notes of Nortek Inc (Securities) for a total purchase price of $85,000.00 from UBS Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On August 12, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 60,000 par value of common stock notes of Qwest Corp(Securities) for a total purchase price of $59,205.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On September 17, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 145,000 par value of common stock notes of Vanguard Health Hldg Co II LLC (Securities) for a total purchase price of $145,000.00 from Citigroup Global Markets Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On September 21, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 35,000 par value of bonds of Culligan Finance Corp BV (Securities) for a total purchase price of $42,948.47 from Citigroup Global Markets Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On September 23, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 115,000 par value of common stock notes of Jostens IH Corp (Securities) for a total purchase price of $115,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On September 29, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 110,000 par value of common stock notes of Ubiquitel Oper Co (Securities) for a total purchase price of $1113,850.00 from Bear Stearns Securities Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On September 29, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 85,000 par value of bonds of Denny's Hldgs Inc (Securities) for a total purchase price of $85,000.00 from UBS Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On October 21, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 30,000 par value of common stock notes of CBD Media Hldgs LLC & Fin Inc. (Securities) for a total purchase price of $145,000.00 from Lehman Brothers Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On October 28, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 55,000 par value of common stock notes of Advertising Directory Solution (Securities) for a total purchase price of $55,000.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On November 9, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 85,000 par value of common stock notes of Flextronics Intl Ltd (Securities) for a total purchase price of $85,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On November 22, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 170,000 par value of common stock notes of Wynn Las Vegas LLC (Securities) for a total purchase price of $170,000.00 from Deutsche Bank Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On November 30, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 125,000 par value of bonds of WDAC Subsidiary Corp (Securities) for a total purchase price of $125,000.00 from Chase Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 1, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 55,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $54,480.80 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 2, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 80,000 par value of common stock notes of Universal City Fla Hldg Co U (Securities) for a total purchase price of $80,000.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 2, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 30,000 par value of common stock notes of Universal City FLA Hldg Co U (Securities) for a total purchase price of $30,000.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 9, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 90,000 par value of common stock notes of Community Health Sys Inc New (Securities) for a total purchase price of $80,000.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 9, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 65,000 par value of common stock notes of Carrols Corp (Securities) for a total purchase price of $65,000.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 10, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 40,000 par value of bonds of Aventine Renewable Energy Hldg (Securities) for a total purchase price of $40,000.00 from Morgan Stanley Co Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 14, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 130,000 par value of common stock notes of Reliant Energy Inc (Securities) for a total purchase price of $130,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 15, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 75,000 par value of common stock notes of Church & Dwight Inc (Securities) for a total purchase price of $75,000.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 15, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 130,000 par value of equity of Landrys Restaurant Inc (Securities) for a total purchase price of $130,000.00 from Wachovia Capital Markets LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 16, 2004, Colonial Strategic Income Fund, VS (Fund) purchased 85,000 par value of common stock notes of Levi Strauss & Co New (Securities) for a total purchase price of $85,000.00 from Citigroup Global Markets Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


Liberty Select Value Fund, VS

On October 27, 2004, Liberty Select Value Fund, VS (Fund) purchased 1,300 par value of equity of Dreamworks Animation SKG (Securities) for a total purchase price of $36,400.00 from JP Morgan Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On November 10, 2004, Liberty Select Value Fund, VS (Fund) purchased 7,300 par value of equity of Nalco HLDG Co (Securities) for a total purchase price of $109,500.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


Columbia High Yield Fund, VS


On April 7, 2004, Columbia High Yield Fund, VS (Fund) purchased 300,000 par value of common stock notes of Allied Waste North Amer Inc (Securities) for a total purchase price of $300,000.00 from UBS Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On April 7, 2004, Columbia High Yield Fund, VS (Fund) purchased 225,000 par value of common stock notes of Allied Waste North Amer Inc (Securities) for a total purchase price of $225,000.00 from UBS Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 24, 2004, Columbia High Yield Fund, VS (Fund) purchased 25,000 par value of equity of K2 Inc (Securities) for a total purchase price of $25,000.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 18, 2004, Columbia High Yield Fund, VS (Fund) purchased 125,000 par value of common stock notes of Plains Expl & Prodtn Co (Securities) for a total purchase price of $124,347.50 from Lehman Brothers Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 22, 2004, Columbia High Yield Fund, VS (Fund) purchased 270,000 par value of common stock notes of Pride Intl Inc Del (Securities) for a total purchase price of $268,579.80 from Citigroup Global Markets Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On April 29, 2004, Columbia High Yield Fund, VS (Fund) purchased 525,000 par value of common stock notes of Triad Hosps Inc (Securities) for a total purchase price of $525,000.00 from Citigroup Global Markets Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On April 1, 2004, Columbia High Yield Fund, VS (Fund) purchased 65,000 par value of common stock notes of Warner Music Group (Securities) for a total purchase price of $65,000.00 from Deutsche Banc Alex Brown Instit pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On July 16, 2004, Columbia High Yield Fund, VS (Fund) purchased 390,000 par value of common stock notes of Freescale Semiconductor Inc (Securities) for a total purchase price of $390,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On August 12, 2004, Columbia High Yield Fund, VS (Fund) purchased 200,000 par value of common stock notes of Newfield Expl Co (Securities) for a total purchase price of $200,000.00 from Morgan Stanley Co Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 1, 2004, Columbia High Yield Fund, VS (Fund) purchased 25,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $24,764.00 from Deutsche Banc Alex Brown Instit pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On December 15, 2004, Columbia High Yield Fund, VS (Fund) purchased 35,000 par value of common stock notes of Church & Dwight Inc (Securities) for a total purchase price of $35,000.00 from Chase Securities Inc pursuant to a public
offering  in  which  Banc  of  America   Securities  acted  as  a  participating
underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On November 8, 2004, Columbia High Yield Fund, VS (Fund) purchased 100,000 par value of common stock notes of Citizens Communications Co (Securities) for a total purchase price of $100,000.00 from Chase Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On November 23, 2004, Columbia High Yield Fund, VS (Fund) purchased 125,000 par value of common stock notes of Owens Brockway Glass Container (Securities) for a total purchase price of $125,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On November 22, 2004, Columbia High Yield Fund, VS (Fund) purchased 155,000 par value of bonds of Wynn Las Vegas LLC (Securities) for a total purchase price of $155,000.00 from Deutsche Banc Alex Brown Instit pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


Colonial Small Cap Value Fund, VS


On December 15, 2004, Colonial Small Cap Value Fund, VS (Fund) purchased 12,600 par value of equity of Advance Amer Cash Advance (Securities) for a total purchase price of $189,000.00 from Morgan Stanley Co Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On November 4, 2004, Colonial Small Cap Vlue Fund, VS (Fund) purchased 5,300 par value of equity of Marketaxess HLDG Inc (Securities) for a total purchase price of $58,300.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.


On June 29, 2004, Colonial Small Cap Value Fund, VS (Fund) purchased 64,900 par value of equity of Lifetime Fitness (Securities) for a total purchase price of $12,006.50 from Credit Suisse  pursuant to a public
offering  in  which  Banc  of  America   Securities  acted  as  a  participating
underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities; Royal Bank of Scotland; Bank of New York; Harris Nesbitt; RBS Greenwich Capital; Societe Generale; Williams Capital Group; Calyon Securities USA; Barclays Capital; Citigroup; Lehman Brothers; Sovereign Securities Corp; ABN Amro; BBV Securities; Fifth Third Securities Inc; HSBc Securities; ING Bank; PNC Capital Markets; State Street Capital; TD Securities; Tokyo-Mitsubishi; Allen & Co; Ferris Baker Watts Inc; JMP Securities; Stephens Inc; Thomas Weisel Partners.